UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 3, 2023

Date of Report (date of earliest event reported)

Cutera, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3240 Bayshore Blvd.
Brisbane, California 94005
(Address of principal executive offices)

(415) 657-5500

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On May 3, 2023, Rohan Seth, the Chief Financial Officer of Cutera, Inc. (the “Company”), resigned from the Company, effective May 26, 2023. Mr. Seth will serve as an advisor to the Interim Chief Executive Officer and will assist in the transition of his responsibilities to Stuart Drummond, who will act as Interim Chief Financial Officer, until Mr. Seth’s departure. Mr. Seth’s decision to resign was not the result of any disagreement with the Company’s operations, policies or practices.

Appointment of Interim Chief Financial Officer

On May 5, 2023, the Company appointed Stuart Drummond, currently the Company’s Vice President and Corporate Controller, as Interim Chief Financial Officer, effective on that same day. In this capacity, Mr. Drummond will also serve as the Company’s principal financial officer and principal accounting officer, as such terms are used in the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Stuart Drummond, 57, has served as the Company’s Vice President and Corporate Controller since July 2021. From November 2019 until June 2021, he served as Senior Director, Corporate Controller at Sangamo Therapeutics, Inc. and from July 2016 to March 2019 he served as Corporate Controller of CareDx, Inc. Stuart gained his bachelor’s degree from Otago University, New Zealand, and graduate accounting qualification from Victoria University, New Zealand. Stuart obtained his Chartered Accounting certification in New Zealand with KPMG.

There are no related party transactions between Mr. Drummond and the Company that would require disclosure under Item 404(a) of Regulation S-K, and there is no family relationship between Mr. Drummond and any of the Company’s directors or other executive officers.

Mr. Drummond’s compensation as Interim Chief Financial Officer will be determined at a later time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.
Date: May 9, 2023

	By:	/s/ VIKRAM VARMA
Vikram Varma Senior Vice President, General Counsel and Compliance Officer